UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

_______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Pledge Agreement Amendment. On June 28, 2019, TransAtlantic Petroleum Ltd. (the “Company”) and Dalea Partners, LP (“Dalea”), an affiliate of N. Malone Mitchell, 3rd, the Company’s chairman and chief executive officer, entered into an amendment (the “Amendment”) to the Pledge Agreement, dated April 19, 2016, by and between the Company and Dalea (the “Pledge Agreement”). The Amendment provides that any interest payable on the Company’s 12.0% Series A Convertible Redeemable Preferred Shares (the “Series A Preferred Shares”) held by Dalea and pledged under the Pledge Agreement (the “Pledged Shares”):

(i)

if paid in cash, will be credited first against the outstanding principal balance of the Amended and Restated Promissory Note, dated April 19, 2016, as amended by Amendment No. 1 to the Amended and Restated Promissory Note, dated February 28, 2019 (as amended, the “Amended Note”) and, upon full repayment of the outstanding principal balance of the Amended Note, any accrued and unpaid interest on the Amended Note, and

(ii)

if paid other than in cash, will be paid to Dalea and, within five business days of such payment to Dalea, Dalea will pay $61,500 toward the principal and, upon full repayment of the outstanding principal balance of the Amended Note, any accrued and unpaid interest on the Amended Note.

The Amendment was approved by the audit committee and the independent members of the Company’s board of directors.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

 A description of the Pledge Agreement is included in the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2016 (the “April 22, 2016 Form 8-K”). The description of the Pledge Agreement is qualified in its entirety by reference to the full text of the Pledge Agreement, which was filed as Exhibit 10.3 to the April 22, 2016 Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to the Pledge Agreement, dated June 28, 2019, by and between TransAtlantic Petroleum Ltd. and Dalea Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 28, 2019

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha Bailey______________
Tabitha Bailey
Vice President, General Counsel, and Corporate Secretary

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